UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2026

DOUGLAS ELLIMAN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41054			87-2176850
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Current Independent Registered Certified Public Accounting Firm

On April 6, 2026, Douglas Elliman Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered certified public accounting firm, effective April 6, 2026, in order to change the Company’s principal accountant. The decision to change principal accountants was approved by the Company’s Board of Directors (the “Board”) on the recommendation of the Audit Committee of the Board (the “Audit Committee”).

Deloitte’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2025 and December 31, 2024 and in the interim subsequent period through April 6, 2026, there were (i) no “disagreements” as defined by Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions to such Item with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports, and (ii) no “reportable events” as defined by Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures in this Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter, dated April 8, 2026, is filed as Exhibit 16.1 hereto.

Engagement of New Independent Registered Certified Public Accounting Firm

On April 6, 2026, the Board on the recommendation of the Audit Committee appointed EisnerAmper LLP (“Eisner”) as the Company’s independent registered certified public accounting firm for the Company’s fiscal year ending December 31, 2026. On April 6, 2026, the Company notified Eisner that it had been selected as its independent registered certified public accounting firm for the Company’s fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2025 and December 31, 2024, and the subsequent interim period through the date of this filing, neither the Company nor anyone on its behalf has consulted with Eisner regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Eisner concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” as defined by Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item, or (iii) any “reportable event” as defined by Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
16.1	Letter of Deloitte & Touche LLP dated April 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Executive Vice President, Treasurer and Chief Financial Officer
Date: April 10, 2026